    As filed with the Securities and Exchange Commission on November 27, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 22, 2002
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          DELAWARE                    000-20870                  87-0467198
(State or other Jurisdiction    (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)



                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150
                     ARLINGTON HEIGHTS, ILLINOIS 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On November 27, 2002, Security Associates International, Inc. issued the following press release:

ARLINGTON HEIGHTS, ILLINOIS, NOVEMBER 27, 2002 - Security Associates International, Inc. (AMEX: SAI), a national provider of alarm monitoring services (the "Company"), announced today it had received a notice from the American Stock Exchange ("AMEX") indicating that AMEX intends to file an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on AMEX. AMEX indicated that the Company has fallen below the AMEX listing guidelines as a result of the net losses sustained by the Company in its three most recent fiscal years and the continued low trading price of the Company's common stock. The Company does not intend to appeal the delisting of its securities.

The public trading market for the Company's common stock may be adversely affected when it is delisted from AMEX. Following a delisting, the Company may seek to have its common stock quoted on the OTC Bulletin Board. Historically, the OTC Bulletin Board has been a less developed market providing lower trading volume than the national securities exchanges and NASDAQ. However, there is no guarantee that the Company will succeed in having its common stock quoted on the OTC Bulletin Board.

Security Associates provides security alarm monitoring services to residences and businesses, including more than 300,000 subscribers, through the largest independent network of independent security alarm installing and servicing dealers in the country.

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," "plans," "expects" and similar expressions as they relate to Security Associates or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. Security Associates' actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. Security Associates undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Security Associates International, Inc.
                                         (Registrant)

   Date: November 27, 2002               By: /s/ RAYMOND A. GROSS
         -----------------                   ---------------------
                                             Raymond A. Gross
                                             Chief Executive Officer and
                                             President